                                                       Deutsche Asset Management







                                                     M u t u a l  F u n d
                                                        A n n u a l  R e p o r t

                                                                October 31, 2000



Emerging Markets Debt

Formerly a Morgan Grenfell Fund



                                                      A Member of the

                                                      Deutsche Bank Group [LOGO]

Emerging Markets Debt
--------------------------------------------------------------------------------
Table of Contents

       Letter to Shareholders..................  3

       Emerging Markets Debt
         Schedule of Investments...............  6
         Statement of Assets and Liabilities...  8
         Statement of Operations...............  9
         Statements of Changes in Net Assets... 10
         Financial Highlights.................. 11
         Notes to Financial Statements......... 13
         Report of Independent Accountants..... 17
         Tax Information....................... 17

                      -------------------------
               The Fund is not insured by the FDIC and is not a
               deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                      ------------------------

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Letter to Shareholders

We are pleased to present you with this annual report for Emerging Markets Debt.

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the 12-month period ended October 31, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds and we appreciate your continued support and confidence.

Sincerely,

/S/ David Dowsett                /s/ B Diment

David Dowsett and Brett Diment
Portfolio Managers of Emerging Markets Debt

Market Review

Emerging debt markets performed extremely well overall during the fiscal year, outperforming both the global and US bond markets as a whole. Such strong performance by the emerging debt markets was due primarily to strong global growth and improving credit prospects within emerging markets.

During the first half of the fiscal year, emerging debt markets was the only part of the global bond market to produce robust performance. Emerging debt markets performed strongly on improving economic growth and deficits combined with improvements in inflation rates that made credit upgrades possible. For example, Mexico's debt rating was raised to investment grade by Moody's Investment Services, boosting regional performance. The Russian bond market was the best performing of the emerging markets during these months, as the replacement of President Yeltsin by Vladimir Putin eliminated some political uncertainty and commodity price recovery positively affected government revenues.

Emerging debt markets registered more modest returns early in the second half of the fiscal year, as investors became nervous about rising inflation risks in the US. The prospect of the US Federal Reserve Board tightening monetary policy further led to equity market weakness and reduced demand for higher risk assets. However, market sentiment recovered toward the end of the second calendar quarter, as prospects improved for the Federal Reserve Board to successfully engineer a `soft landing' for the US economy. Russia continued to perform well, as it became clear that London Club debt restructuring would be concluded in the third calendar quarter. Economic prospects

-------------------------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Returns                Average Annual Total Returns
                                            Past     Past      Past         Since     Past       Past      Past       Since
   Periods ended October 31, 2000         1-year   3-years   5-years    inception   1-year    3-years   5-years   inception
-------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Debt Institutional
     Class/1 /(inception 8/4/94)           25.08%     2.67%    58.50%    69.44%      25.08%     0.88%     9.65%     8.82%
-------------------------------------------------------------------------------------------------------------------------------
   JPMorgan Emerging Markets Bond
     Index Plus/2/                         20.50%    29.97%   110.27%   133.39%/4/   20.50%     9.13%    16.03%    14.53%/4/
-------------------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets Debt
     Funds Average/3/                      16.34%    15.13%    85.13%   106.27%/4/   16.34%     4.67%    12.86%    11.99%/4/
-------------------------------------------------------------------------------------------------------------------------------

______________

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The JPMorgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

/4/ Benchmark returns are for the periods beginning  July 31, 1994.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Letter to Shareholders

were boosted by still strong oil prices, which led to a large reserve increase. This, in turn, increased Russia's ability to pay external debt obligations. Latin American performance was mixed. Repayment prospects for Venezuela were boosted by strong oil prices. However, the economic outlook deteriorated in Argentina. Weak growth meant low tax receipts and the threat of Argentina not meeting its International Monetary Fund fiscal targets. This scenario caused a ripple effect of general market uncertainty in Brazil and Colombia, despite an improving economic outlook in these countries.

Emerging debt markets generally performed well in the last months of the fiscal year. Ecuador was the best performing market in the third calendar quarter, as the restructuring of debt defaulted on in 1999 proved more generous than expected. Mexico also performed well, as opposition candidate Vicente Fox won the presidency decisively, ending 71 years of rule by the Partido Revolucionario Institucional. Argentine debt registered positive returns, but concerns persisted about ongoing weak economic activity. Peru was the worst performing Latin American market, as President Fujimori maintained power only through an election seen as fraudulent. Russian debt posted more moderate though still positive returns. President Putin continued to make gradual progress on tax reform and international reserves were boosted by high oil prices, further enhancing debt repayment capacity.

Opportunities in African and Asian debt remained limited through most of the fiscal year due primarily to weak economic fundamentals and debt repayment concerns.

Investment Review

Emerging Markets Debt produced a return of 25.08% for the 12 months ended October 31, 2000, outperforming the 20.50% return of the JP Morgan Emerging Markets Bond Index Plus. This strong performance by the Fund is primarily due to effective market allocation throughout the fiscal year.

For the annual period, our general position was to be overweighted in Eastern Europe at the expense of Latin America. We believed Eastern European debt markets were less vulnerable than those in Latin America both to monetary policy tightening by the US Federal Reserve Board and to a slowdown in US economic growth.

We consistently remained overweight throughout the year in Russia, where we held positions in non-performing Soviet debt and Eurobonds. The smooth presidential transition, strong oil prices, and the successful conclusion of a debt restructuring agreement all boosted the prices of Russian bonds, which returned close to 100% over the 12-month period. The Fund also assumed overweight positions in Bulgaria and Turkey during the year.

In Latin America, we maintained an overweighting in Brazil. Inflation caused by the previous year's devaluation proved limited, allowing its central bank to cut interest rates. The result was stronger than expected economic growth. In contrast, we maintained an underweight position in Argentina, where weak economic growth led to increased funding pressures and concerns about the viability of its fixed currency regime. Elsewhere in Latin America, our most active trading strategies were in Venezuela. There, higher oil prices boosted bond prices before concerns grew about increased fiscal laxity. Based primarily on its third calendar quarter restructuring talks, Ecuador proved the strongest performing Latin America debt market for the fiscal year.

We did not find much value in African and Asian credits during the annual period. For most of the year, the Fund held no positions in Korea and the Philippines. We then assumed a position in the Philippines late in the year, after yield spreads had widened significantly due to political uncertainty over corruption scandals surrounding President Estrada. In Africa, we had limited positions in Nigeria, but we reduced those in the second half of the fiscal year, as worries grew about a forced debt restructuring.

Market Outlook

Our outlook for the emerging debt markets remains positive. We believe that the US economy is set to achieve a "soft landing," which should allow capital inflows into emerging economies to continue and sustain local economic growth. We are most favorable in our views on Russia, Brazil and Ecuador.

We believe that oil revenue growth in Russia will continue to increase international reserves, thereby enhancing debt service capability. In Brazil, GDP growth is expected to continue at around a rate of 4%, allowing progress to be made in reducing debt/GDP ratios. Ecuador's economic growth appears to be set to rebound following last year's successful dollarization effort. The biggest risk within the emerging debt markets continues to be Argentina, where ongoing weak economic growth will likely undermine confidence in the viability of its currency peg. We believe the currency regime will remain unaltered, but the Argentine authorities will continue, in our opinion, to experience difficulties in placing external debt issues.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Performance Comparison

     EMERGING MARKETS DEBT INSTITUTIONAL CLASS/1/,
     JP MORGAN EMERGING MARKETS BOND INDEX PLUS AND
     LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE
     GROWTH OF A $250,000 INVESTMENT (SINCE AUGUST 4, 1994)/2/


                             [GRAPH APPEARS HERE]


       8/4/94    250,000  250,000  250,000
     10/31/94    254,750  256,902  266,142
     10/31/95    267,275  277,482  274,247
     10/31/96    367,975  405,100  392,492
     10/31/97    412,575  448,932  448,691
     10/31/98    288,250  403,567  354,131
     10/31/99    338,675  484,199  431,899
     10/31/00    423,600  583,465  515,681

     ==  Emerging Markets Debt Institutional Class $423,600
     __  JP Morgan Emerging Markets Bond Index Plus $583,465
     --  Lipper Emerging Markets Debt Funds Average $515,681

Average Annual Total Return for the Periods Ended October 31, 2000

One-Year  25.08%   Three-Year  0.88%   Five-Year  9.65%   Since 8/4/94/2/  8.82%

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/2/ The Fund's inception date.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions.
Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The JP Morgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning July 31, 1994.


--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Schedule of Investments  October 31, 2000

Par Value/1/  Security                           Value

              FOREIGN BONDS - 88.87%

              ARGENTINA - 12.07%
              Argentina Discount L-GL
   8,000,000    7.875%, 3/31/23............ $ 6,047,976
              Argentina Series BT06
      44,750    11.25%, 5/24/04............      41,605
              Argentina L FRB
   7,020,000    7.625%, 3/31/05............   6,124,823
              Republic of Argentina
   8,350,000    11.75%, 4/7/09.............   7,285,375
   6,561,000    11.75%, 6/15/15............   5,580,131
   4,900,000    11.375%, 1/30/17...........   4,120,900
   4,100,000    9.75%, 9/19/27.............   3,064,750
   2,750,000    10.25%, 7/21/30............   2,090,000
                                            -----------
                                             34,355,560
                                            -----------

              BRAZIL - 17.78%
              Brazil C Bond
  14,776,912    8.00%, 4/15/14.............  11,034,821
              Brazil DCB FRN - Series L
   7,100,000    7.688%, 4/15/12............   5,290,806
              Brazil FRN Discount ZL
   6,000,000    7.625%, 4/15/24............   4,572,204
              Brazil PAR ZL
  22,000,000    6.00%, 4/15/24.............  14,389,958
              Republic of Brazil
  20,149,000    11.00%, 8/17/40............  15,313,241
                                            -----------
                                             50,601,030
                                            -----------

              BULGARIA - 3.80%
              Bulgaria IAB
  14,500,000    7.75%, 7/28/11.............  10,820,625
                                            -----------
              COLOMBIA - 4.47%
              Republic of Colombia
  15,900,000    9.75%, 4/23/09.............  12,720,000
                                            -----------
              ECUADOR - 4.25%
              Republic of Ecuador Reg S
  22,200,000    4.00%, 8/15/30.............   8,409,360
              Republic of Ecuador 144A
   9,750,000    4.00%, 8/15/30.............   3,685,500
                                            -----------
                                             12,094,860
                                            -----------

              MEXICO - 8.50%
              Petroleos Mexicano
   8,850,000    9.25%, 3/30/18.............   8,407,500
   3,000,000    9.50%, 9/15/27.............   3,030,000
              Petroleos Mexicano Reg S
     300,000    9.25%, 3/30/18............. $   285,000
              United Mexican States
   3,250,000    11.375%, 9/15/16...........   3,675,975
              United Mexican States -
              PAR Series W-B
  10,000,000    6.25%, 12/31/19............   8,800,000
                                            -----------
                                             24,198,475
                                            -----------

              MOROCCO - 2.17%
              Kingdom of Morocco - Series A
   7,091,053    7.75%, 1/1/09..............   6,169,216
                                            -----------
              NIGERIA - 0.00%
              Nigeria Warrants*
      13,500    11/15/20...................          --
                                            -----------
              PANAMA - 3.35%
              Republic of Panama FRN PDI
  12,213,190    7.75%, 7/17/16.............   9,522,624
                                            -----------
              PERU - 2.54%
              Republic of Peru FLIRB
  13,800,000    3.75%, 3/7/17..............   7,227,750
                                            -----------
              PHILIPPINES - 4.30%
              Republic of Philippines
  10,300,000    9.875%, 1/15/19............   7,673,500
   6,000,000    10.625%, 3/16/25...........   4,575,000
                                            -----------
                                             12,248,500
                                            -----------

              RUSSIA - 16.70%
              Russian Federation
   3,700,000    8.75%, 7/24/05.............   2,909,125
   5,300,000    12.75%, 6/24/28............   4,471,875
  13,450,000    10.00%, 6/26/07............  10,070,688
              Russian Federation Reg S
  33,000,000    2.50%, 3/31/30.............  12,436,710
              Russian Federation 144a
  13,673,682    8.25%, 3/31/10.............   8,785,340
  23,762,500    2.50%, 3/31/30.............   8,851,531
                                            -----------
                                             47,525,269
                                            -----------

              TURKEY - 2.98%
              Republic of Turkey
   8,750,000    11.75%, 6/15/10............   8,484,000
                                            -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Schedule of Investments October 31, 2000


  Par Value/1/ Security                                         Value

              UKRAINE - 1.46%
              Ukraine Government Reg S

   6,000,000    11.00%, 3/15/07.............            $   4,170,000
                                                        -------------

              VENEZUELA - 4.50%
              Republic of Venezuela
              FLIRB Series A
   4,333,287    7.625%, 3/31/07.............                3,545,014
              Republic of Venezuela
              PAR Series A
  10,500,000    6.750%, 3/31/20.............                7,784,406
              Republic of Venezuela
              PAR Series B
   2,000,000    6.750%, 3/31/20.............                1,482,744
              Venezuela  Warrants*
      28,560    4/15/20.....................                       --
                                                        -------------
                                                           12,812,164
                                                        -------------

Total Investments

   (Cost $252,274,077)......................    88.87%  $ 252,950,073

Cash........................................     9.98      28,404,008

Other Assets in Excess
   of Liabilities...........................     1.15       3,277,370
                                               ------   -------------

Total Net Assets............................   100.00%  $ 284,631,451
                                               ======   =============


-------------------------------------------------------------------------------

/1/ Denominated in local currency unless otherwise denoted.
*   Non-income producing security.
DCB    Debt Convertible Bond
FLIRB  Front Loaded Interest Reduction Bond
FRN Floating Rate Note. The rate reflected on the Schedule of Investments is the rate in effect on October 31, 2000.
PDI    Past Due Income
144A Security exempt from registration under 144A of the Security Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers.
Amounts designated as "-" are either $0 or have been rounded to $0.






See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                                      October 31, 2000
Assets
   Investment at value (cost $252,274,077) ............................  $ 252,950,073
   Foreign currency (cost $185,416) ...................................        159,180
   Cash ...............................................................     28,404,008
   Receivable for securities sold .....................................     47,303,599
   Interest receivable ................................................      4,640,507
                                                                         -------------
Total Assets ..........................................................    333,457,367
                                                                         -------------
Liabilities
   Payable for securities purchased ...................................     47,465,070
   Payable for capital shares redeemed ................................      1,206,731
   Due to advisor .....................................................          3,047
   Due to administrator ...............................................         76,168
   Due to custodian ...................................................         36,739
   Accrued expenses and other .........................................         38,161
                                                                         -------------
Total Liabilities .....................................................     48,825,916
                                                                         -------------
Net Assets ............................................................  $ 284,631,451
                                                                         =============

Composition of Net Assets
   Paid-in capital ....................................................  $ 283,720,513
   Undistributed net investment income ................................     17,138,651
   Accumulated net realized loss on investments .......................    (16,877,473)
   Net unrealized appreciation on investments and foreign currencies ..        649,760
                                                                         -------------
Net Assets ............................................................  $ 284,631,451
                                                                         =============
Shares Outstanding ($0.001 Par Value Per Share, Unlimited Number
   of Shares of Beneficial Interest Authorized) .......................     40,819,890
                                                                         =============
Net Asset Value, Offering and Redemption Price Per Share
   (Net Assets Divided by Shares Outstanding)
   Institutional Class /1/.............................................  $        6.97
                                                                         =============
--------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Statement of Operations

                                                                                    For the
                                                                                 year ended
                                                                           October 31, 2000
Investment Income
   Interest ...............................................................     $29,247,981
   Less: Foreign taxes withheld ...........................................        (735,960)
                                                                              -------------
Total Investment Income ...................................................      28,512,021
                                                                              -------------

Expenses
   Investment advisory fee ................................................       3,067,420
   Administration fees ....................................................         766,855
   Custody fee ............................................................         137,071
   Professional fees ......................................................          99,186
   Registration and filing fees ...........................................          64,929
   Printing fees ..........................................................          22,229
   Interest expense .......................................................          15,924
   Trustees' fees .........................................................           7,286
                                                                              -------------
Total Expenses ............................................................       4,180,900
Less: Fee Waivers or Expense Reimbursements ...............................      (1,106,938)
                                                                              -------------
Net Expenses ..............................................................       3,073,962
                                                                              -------------
Net Investment Income .....................................................      25,438,059
                                                                              -------------

Realized and Unrealized Gain (Loss) on Investment and Foreign
   Currency Transactions:
   Net realized gain (loss) from:
     Investment transactions ..............................................      44,476,799
     Foreign currency transactions ........................................        (524,044)
     Forward foreign currency transactions ................................         351,726
   Net change in unrealized appreciation/depreciation in ..................
     investments and foreign currencies ...................................      (3,657,629)
                                                                              -------------
Net Realized and Unrealized Gain on Investments and Foreign Currencies ....      40,646,852
                                                                              -------------

Net Increase in Net Assets from Operations ................................     $66,084,911
                                                                              =============








See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                       For the            For the
                                                                                    year ended         year ended
                                                                                 Oct. 31, 2000      Oct. 31, 1999
Increase (Decrease) in Net Assets from Operations
   Net investment income.....................................................    $  25,438,059      $  30,848,031
   Net realized gain (loss) on investment and foreign
     currency transactions...................................................       44,304,481         (1,433,958)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies..................................................       (3,657,629)         6,756,038
                                                                                 -------------      -------------
Net Increase in Net Assets from Operations...................................       66,084,911         36,170,111
                                                                                 -------------      -------------
Distributions to Shareholders
   Net investment income
     Institutional Class/1/..................................................      (12,181,314)       (34,764,644)
     Service Shares/2/.......................................................             (435)            (2,278)
                                                                                 -------------      -------------
Total Distributions..........................................................      (12,181,749)       (34,766,922)
                                                                                 -------------      -------------
Capital Share Transactions:
   Institutional Class:/1/
     Proceeds from sales of shares...........................................      190,335,976        486,391,228
     Dividend reinvestments..................................................       12,181,227         34,749,464
     Cost of shares redeemed.................................................     (312,153,116)      (237,863,685)
                                                                                 -------------      -------------
   Increase (decrease) in net assets from institutional
     Class transactions......................................................     (109,635,913)       283,277,007
                                                                                 -------------      -------------
   Service Shares:/2/
     Proceeds from sales of shares...........................................               --             10,000
     Dividend reinvestments..................................................              435                 94
     Cost of shares redeemed.................................................          (11,557)           (16,860)
                                                                                 -------------      -------------
   Decrease in net assets from Service Shares transactions...................          (11,122)            (6,766)
                                                                                 -------------      -------------
Net Increase (Decrease) in Net Assets fom Capital Transactions...............     (109,647,035)       283,270,241
                                                                                 -------------      -------------
Total Increase (Decrease) in Net Assets......................................      (55,743,873)       284,673,430
Net Assets
   Beginning of year.........................................................      340,375,324         55,701,894
                                                                                 -------------      -------------
   End of year...............................................................    $ 284,631,451      $ 340,375,324
                                                                                 =============      =============

--------------------------------------------------------------------------------
1 On February 28, 2000 the Institutional Shares were renamed Institutional
  Class.

2 Service Shares closed on January 21, 2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Financial Highlights

Institutional CLASS/1/
                                                                                          For the years ended October 31,
                                                      2000            1999            1998            1997           1996
Per Share Operating Performance:

Net asset Value, Beginning of Year.............    $      5.80     $      5.82     $    11.95     $     13.36     $     10.55
                                                   -----------     -----------     ----------     -----------     -----------
Income from Investment Operations:
   Net investment income.......................           0.60            0.19           1.81            1.05            1.21
   Net realized and unrealized gain (loss) on
     investments and foreign currencies........           0.81            0.69          (4.12)           0.40            2.60
                                                   -----------     -----------     ----------     -----------     -----------
Total from Investment Operations...............           1.41            0.88          (2.31)           1.45            3.81
                                                   -----------     -----------     ----------     -----------     -----------
Distributions to Shareholders:
   Net investment income.......................          (0.24)          (0.90)         (1.32)          (1.32)          (1.00)
   Realized capital gain from investment
     transactions..............................             --              --          (2.50)          (1.54)             --
                                                   -----------     -----------     ----------     -----------     -----------
   Total distributions.........................          (0.24)          (0.90)         (3.82)          (2.86)          (1.00)
                                                   -----------     -----------     ----------     -----------     -----------
Net Asset Value, End of Year...................    $      6.97     $      5.80     $     5.82     $     11.95     $     13.36
                                                   ===========     ===========     ==========     ===========     ===========
Total Investment Return........................          25.08%          17.86%        (30.35)%         12.03%          38.42%
Supplemental Data and Ratios:
Net Assets at End of Year (000 Omitted)........    $   284,631     $   340,365     $   55,684     $   187,455     $   102,431
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations
   and Including Interest Expense).............           1.01%             --%             --%            --%             --%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Limitations
   and Including Interest Expense).............           1.37%           1.40%           1.31%          1.47%           1.92%
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations and
   Excluding Interest Expense).................           1.00%           1.00%           1.05%          1.32%           1.50%
Ratio of Net Investment Income to Average
   Net Assets..................................           8.29%          10.90%           9.82%          7.15%          10.15%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Expense Limitations)..           7.93%          10.50%           9.56%          7.00%           9.73%
Portfolio Turnover.............................            359%            397%            638%           472%            227%

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Financial Highlights

SERVICE  CLASS                                             For the period                                   For the period
                                                             Nov. 1, 1999            For the years ended     Oct. 22, 1997/2/
                                                                  through                     October 31,          through
                                                            Jan. 21, 2000/1/         1999            1998    Oct. 31, 1997
Per Share Operating Performance:

Net Asset Value, Beginning of Period........................        $ 5.78         $ 5.82         $ 11.95          $ 13.61
                                                                  --------       --------       ---------        ---------
Income from Investment Operations:
   Net investment income....................................          0.15           0.19            6.65             0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currencies.....................          0.45           0.67           (8.96)           (1.69)
                                                                  --------       --------       ---------        ---------
Total from investment operations............................          0.60           0.86           (2.31)           (1.66)
                                                                  --------       --------       ---------        ---------
Distributions to Shareholders:
   Net investment income....................................         (0.24)         (0.90)          (1.32)              --
   Realized capital gain from investment
     transactions...........................................            --             --           (2.50)              --
                                                                  --------       --------       ---------        ---------
   Total distributions......................................         (0.24)         (0.90)          (3.82)              --
                                                                  --------       --------       ---------        ---------
Net Asset Value, End of Period..............................        $ 6.14         $ 5.78         $  5.82          $ 11.95
                                                                  ========       ========       =========        =========
Total Investment Return.....................................         10.26%         17.40%         (30.35)%         (12.20)%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)...................        $   --         $   10         $    18          $   132
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations
   and Including Interest Expense)..........................          1.25%/3/         --%             --%              --%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Limitations
   and Including Interest Expense)..........................          1.53%/3/       1.66%           1.76%            1.71%/3/
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations and
   Excluding Interest Expense)..............................          1.25%/3/       1.25%           1.30%            1.50%/3/
Ratio of Net Investment Income to
   Average Net Assets.......................................         10.87%/3/      10.65%          10.78%           18.65%/3/
Ratio of Net Investment Income to Average
   Net Assets (Excluding Expense Limitations)...............         10.59%/3/      10.24%          10.32%           18.44%/3/
Portfolio Turnover..........................................           N/A            397%            638%             472%

--------------------------------------------------------------------------------
/1/ Service Shares closed on January 21, 2000.
/2/ Commencement of operations.
/3/ Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies

A. Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to Emerging Markets Debt (the "Fund"), formerly Morgan Grenfell Emerging Markets Debt Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Fund's Service Class was liquidated on January 21, 2000.

B. Valuation of Securities

The Fund's investments listed or traded on national stock exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Fund assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Securities Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Foreign Currency Transactions

The books and records of the Fund are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.


--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Notes to Financial Statements

The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

G. Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

H. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

I. Futures Contracts

The Fund may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. The Fund has a capital loss carryover of $15,208,072 expiring October 31, 2006.

The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The International Funds accrue such taxes when the related income is or gains are earned.

K. Cash

Deposits held at Brown Brother's Harriman ("BBH"), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2000 the interest rate was 6.03%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

L. Expenses

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

M. Net Asset Value Per Share

The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

N. Classes

Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.


--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Notes to Financial Statements

O. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management, Inc. ("DeAM, Inc."), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive an annual fee of 0.25% of the average daily net assets of the Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. Effective November 22, 1999 the Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust, replacing DST Systems, Inc.

Under the advisory agreement with the Trust, Deutsche Asset Management Investment Services Limited (DeAMiS) serves as the Investment Advisor ("Advisor") for the Fund. Under the agreement, DeAMiS receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its investment advisory fees and reimburse the Fund through February 28, 2002, to the extent necessary, to limit the Fund's operating expenses to 1.00% of the average daily net assets of the Institutional Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor.

ICC Distributors, Inc. a nonaffiliated company, provides distribution services to the Fund.

At October 31, 2000 the Funds were participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on February 28, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the year ended October 31, 2000, the participating Funds incurred commitment fees under the agreement which have been allocated to the participating funds based on their relative net assets. The following is a summary of borrowings made during the year ended October 31, 2000.

                           Weighted                            Weighted
        Maximum             Average                             Average
         Amount             Balance          Interest          Interest
       Borrowed         Outstanding              Paid              Rate
       --------         -----------          --------          --------
    $12,979,636          $3,490,313           $15,924              8.79%

Prior to August 2, 2000, Emerging Markets Debt, in the event of an overdraft would execute a demand note with Brown Brothers Harriman, the Trust's custodian to meet their short-term liquidity requirements.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were $1,147,278,868 and $1,257,660,226, respectively.

For federal income tax purposes, the tax basis of investments held at October 31, 2000 was $253,943,478. The aggregate gross unrealized appreciation was $1,341,679, and the aggregate gross unrealized depreciation was $2,335,084 for all investments as of October 31, 2000.


--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 4--Capital Share Transactions

At October 31, 2000, there were an unlimited number of shares authorized. Transactions in shares during the year were as follows:

                                                         Year Ended                         Year Ended
                                                   October 31, 2000                   October 31, 1999
                                        ---------------------------        ---------------------------
                                             Shares          Amount             Shares          Amount
                                        -----------   -------------        -----------   -------------
Institutional Class
Shares Sold                              27,608,818   $ 190,335,976         86,590,263   $ 486,391,228
Reinvestment of Distributions             2,010,103      12,181,227          7,020,094      34,749,464
Shares Redeemed                         (47,507,632)   (312,153,116)       (44,476,619)   (237,863,685)
                                        -----------   -------------        -----------   -------------
Net Increase (Decrease)                 (17,888,711)  $(109,635,913)        49,133,738   $ 283,277,007
                                        ===========   =============        ===========   =============

                                                 Year Ended                    Year Ended
                                        October 31, 2000/2/              October 31, 1999
                                        -------------------              ----------------
                                        Shares       Amount           Shares       Amount
                                        ------       ------           ------       ------
Service Class
Shares Sold                                 --     $     --          $ 1,665     $ 10,000
Reinvestment of Distributions               72          435               19           94
Shares Redeemed                         (1,884)    $(11,557)          (2,898)     (16,860)
                                        ------     --------          -------     --------
Net (Decrease)                          (1,812)    $(11,122)          (1,214)    $ (6,766)
                                        ======     ========          =======     ========

/2/ Service Shares closed on January 21, 2000.

Note 5--Loan Participations/Assignments

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

Note 6--Foreign Risks

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. The Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.


--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of Emerging Markets Debt:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt (one of the funds comprising the Morgan Grenfell Investment Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000





________________________________________________________________________________
Tax Information (Unaudited) For the Tax Year Ended October 31, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

During the year ended October 31, 2000, the Fund received income from foreign sources in the amount of $28,534,877 or $0.699 per share. The Fund has paid foreign taxes in the amount of $735,960 or $0.018 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.



                      [THIS PAGE INTENTIONALLY LEFT BLANK]




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                                      17

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Emerging Markets Debt                                  CUSIP #61735K869
Institutional Class                                    356ANN (10/00)


Distributed by:
ICC Distributors, Inc.